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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    Form 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): December 11, 1998


                               Argo Bancorp, Inc.
                               ------------------
             (Exact name of registrant as specified in its charter)


          Delaware                      0-19829              36-3620612
          --------                      -------              ----------
(State or other Jurisdiction of   (Commission File No.)   (I.R.S. Employer
incorporation)                                            Identification No.)


    7600 West 63rd Street, Summit, Illinois               60501
    ---------------------------------------               -----
    (Address of Principal executive offices)            (Zip Code)




       Registrant's telephone number, including area code: (708) 496-6010




                                 Not Applicable
                                 --------------
         (Former name or former address, if changed since last report)


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Item 5.           Other Events.

         On December 11, 1998 the Registrant issued a press release announcing the initial payment and record dates for the first interest payment with respect to Argo Capital Trust's 11% Capital Securities ($10.00 liquidation amount). A copy of the Press Release is attached as Exhibit 99.

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Item 7.  Final Statements, Pro Forma Final Information and Exhibits.

          (c)  Exhibits

               Exhibit 99. Press Release dated December 11, 1998.



                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.





Date:  December 14, 1998                  Argo Bancorp, Inc.



                                          By:  /s/ Frances M. Pitts
                                                   ----------------
                                                   Frances M. Pitts
                                                   Executive Vice President and
                                                   Corporate Counsel